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                                                                   EXHIBIT 23(a)



                               CONSENT OF COUNSEL



     We consent to the filing of our opinion dated March 23, 1999 as Exhibit 5 to Amendment No. 1 to Registration Statement (Form S-1 No. 333-72663) of LifePoint, Inc. and to the references to our firm under the captions "Plan of Distribution" and "Legal Matters" included in the Prospectus constituting Part I of Post-Effective Amendment No. 2 to the aforementioned Registration Statement.



                                          /s/  WACHTEL & MASYR, LLP



New York, New York


January 14, 2000